U.S. Golf Communities, Inc.

                          Audited Financial Statements
                     Years Ended December 31, 1996 and 1995

                           U.S. Golf Communities, Inc.

                                    Contents

      Independent auditors' report                                             3

      Combined financial statements
      Combined balance sheet                                             4  -  5
      Combined statements of operations                                        6
      Combined statements of capital deficit                                   7
      Combined statements of cash flows                                        8
      Summary of accounting policies                                     9  - 13
      Notes to combined financial statements                            14  - 27

Independent Auditors' Report


To the Board of Directors
U.S. Golf Communities, Inc.

We have audited the accompanying combined balance sheet of U.S. Golf Communities, Inc. and affiliates as of December 31 1996, and the related statements of operations, capital deficit, and cash flows for each of the two years ended December 31, 1996. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of U.S. Golf Communities, Inc. and affiliates as of December 31, 1996, and the results of their operations and their cash flows for each of the two years ended December 31, 1996, in conformity with generally accepted accounting principles.


                                   /s/ BDO Seidman, LLP


                                   Certified Public Accountants

Orlando, Florida
January 24, 1998


                           U.S. Golf Communities, Inc.

                             Combined Balance Sheet


                                                                                                   December 31,
                                                                                                        1996
                                                                                                   ------------
Assets
Cash and cash equivalents                                                                           $   378,669
Accounts receivable:
  Trade                                                                                                 386,191
  Related parties (Note 1)                                                                               83,856
  Other                                                                                                 123,235
Inventories                                                                                             154,959
Prepaid expenses                                                                                         83,751
Property and equipment, at cost,
  net of accumulated depreciation (Note 2)                                                            8,225,690
Land and development costs                                                                           25,406,847
Deferred loan costs                                                                                     875,623
Goodwill, net of accumulated amortization of $298,037 (Note 3)                                        3,675,790
Other assets                                                                                            347,585
                                                                                                    -----------
Total assets                                                                                        $39,742,196
                                                                                                    ===========

         See accompanying summary of significant accounting policies and notes to combined financial statements.


                           U.S. Golf Communities, Inc.
                             Combined Balance Sheet


                                                                                                     December 31,
                                                                                                        1996
                                                                                                        ----
Liabilities and Capital Deficit

Liabilities:
  Accounts payable:
    Trade                                                                                             1,430,799
    Related parties (Note 1)                                                                          1,710,201
  Accrued expenses                                                                                      782,900
  Accrued interest payable:
    Related parties                                                                                   2,334,710
    Other                                                                                             2,641,712
  Loan costs payable                                                                                  1,410,658
  Notes payable (Note 4)                                                                             24,632,309
  Related party notes payable (Note 5)                                                               17,563,632
                                                                                                     ----------
         Total liabilities                                                                           52,506,921
                                                                                                     ----------
Commitments and Contingencies (Note 6)                                                                        -

Capital deficit:
  Partners' deficit:
    General partners                                                                                 (1,023,276)
    Limited partners                                                                                (11,341,079)
  Stockholders' deficit:
    Common stock, $1 par value, shares authorized 10,000,
      issued and outstanding 500                                                                            500
    Accumulated deficit                                                                                (400,870)
                                                                                                    -----------
         Total capital deficit                                                                      (12,764,725)
                                                                                                    -----------
                                                                                                    $39,742,196
                                                                                                    ===========

         See accompanying summary of significant accounting policies and notes to combined financial statements.


                           U.S. Golf Communities, Inc.

                        Combined Statements of Operations


                                                                                      Year ended December 31,
                                                                                      1996               1995
                                                                                      ----               ----
Operating revenue:
  Dues and initiation fees                                                     $ 2,586,233          $ 1,963,136
  Golf cart rentals                                                              1,890,024            1,001,608
  Food, beverage and pro shop sales                                              1,379,745            1,167,609
  Lot sales                                                                      2,296,707            4,602,281
  Other                                                                             18,261               12,693
                                                                               -----------          -----------
         Total operating revenue                                                 8,170,970            8,747,327
                                                                               -----------          -----------

Costs and expenses:
  Cost of merchandise and lots sold                                              1,816,100            2,924,851
  General and administrative expenses                                            9,542,050            7,758,337
                                                                               -----------          -----------
         Total costs and expenses                                               11,358,150           10,683,188
                                                                               -----------          -----------
Loss from operations                                                            (3,187,180)          (1,935,861)
                                                                               -----------          -----------
Other income (expense):
  Interest income                                                                   17,796               32,035
  Interest expense                                                              (4,182,476)          (3,472,136)
  Provision for loss on property and equipment                                    (221,127)                   -
  Loss on equity method investment                                                (180,047)            (375,696)
  Other                                                                           (110,254)             (16,118)
                                                                               -----------          -----------
         Total other income (expense), net                                      (4,676,108)          (3,831,915)
                                                                               -----------          -----------
Loss before minority interest                                                   (7,863,288)          (5,767,776)
Minority interest in net loss of consolidated subsidiary (Note 3)                   68,111              538,674
                                                                               -----------          -----------
Net loss                                                                       $(7,795,177)         $(5,229,102)
                                                                               ===========          ===========

           See accompanying summary of significant accounting policies and notes to combined financial statements.


                           U.S. Golf Communities, Inc.

                     Combined Statements of Capital Deficit

                                         General           Limited                                       Total
                                         Partners'        Partners'       Common     Accumulated         Capital
                                          Deficit          Deficit        Stock         Deficit          Deficit
                                          -------          -------        -----         -------          -------

Balance, December 31, 1994             $ (654,459)   $     (18,491)         $500     $ (16,191)      $   (688,641)
  Distribution of capital                       -          (20,000)            -             -            (20,000)
  Contribution of capital                       -          423,559             -             -            423,559
  Net loss                               (129,910)      (4,908,936)            -      (190,256)        (5,229,102)
                                      -----------    -------------          ----     ---------       ------------
Balance, December 31, 1995               (784,369)      (4,523,868)          500      (206,447)        (5,514,184)
  Contribution of capital                       -           44,636             -             -             44,636
  Conversion of related party notes
    payable into partners' capital              -          500,000             -             -            500,000
  Net loss                               (238,907)      (7,361,847)            -      (194,423)        (7,795,177)
                                      -----------    -------------          ----     ---------       ------------

Balance, December 31, 1996            $(1,023,276)   $ (11,341,079)         $500     $(400,870)      $(12,764,725)
                                      ===========    =============          ====     =========       ============

           See accompanying summary of significant accounting policies and notes to combined financial statements


                          U.S. Golf Communities, Inc.

                       Combined Statements of Cash Flows



                                                                                          Year ended December 31,
                                                                                            1996           1995
                                                                                            ----           ----
   Cash flows from operating activities:
    Net loss                                                                           $(7,795,177)   $(5,229,102)
    Adjustments  to  reconcile  net  loss  to net  cash  provided  by  operating activities:
       Depreciation                                                                        402,974        428,763
       Amortization                                                                        566,371        177,062
       Loss on equity method investment                                                    180,047        375,696
       Provision for loss on property and equipment                                        221,127              -
       Minority interest in net loss of consolidated subsidiary                            (68,111)      (538,674)
       Gain recognized under installment sales                                                   -       (137,692)
       Cash provided by (used for):
         Accounts receivable                                                               (80,991)      (125,361)
         Inventories                                                                        48,248        (95,630)
         Prepaid expenses                                                                  (49,500)        63,410
         Land and development costs                                                        663,290        807,282
         Accounts payable                                                                1,425,004        862,722
         Accrued expenses                                                                  (30,768)       407,859
         Accrued interest payable                                                        2,245,637      1,766,062
                                                                                       -----------    -----------

  Net cash used for operating activities                                                (2,271,849)    (1,237,603)
                                                                                       -----------    -----------
  Cash flows from investing activities:
    Purchases of property and equipment                                                   (152,660)      (233,228)
    Investment in equity method investment                                                 (56,503)      (289,248)
    Payment of option payable                                                                    -       (950,000)
    Payments received on notes receivable                                                        -        395,001

    Increase (decrease) in other assets                                                    (32,557)       (75,452)
                                                                                       -----------    -----------
  Net cash used for investing activities                                                  (241,720)    (1,152,927)
                                                                                       -----------    -----------
  Cash flows from financing activities:
    Proceeds from notes payable                                                          4,987,113      2,177,866
    Repayments of notes payable                                                         (3,302,157)    (4,027,744)
    Proceeds from related party notes payable                                            1,658,921      4,294,970
    Repayment of related party notes payable                                            (1,108,611)      (337,619)
    Distributions of capital                                                                     -        (20,000)
    Contributions of capital                                                                44,636        423,559
    Deferred loan costs                                                                    (40,496)             -
                                                                                       -----------    -----------
  Net cash provided by financing activities                                              2,239,406      2,511,032
                                                                                       -----------    -----------
  Net increase (decrease) in cash and cash equivalents                                    (274,163)       120,502
  Cash and cash equivalents, beginning of year                                             652,832        532,330
                                                                                       -----------    -----------
  Cash and cash equivalents, end of year                                               $   378,669    $   652,832
                                                                                       ===========    ===========

           See accompanying summary of significant accounting policies and notes to combined financial statements

                          U.S. Golf Communities, Inc.

                   Summary of Significant Accounting Policies

Principles of      U.S.  Golf  Communities,  Inc.  and  affiliates,  hereinafter
Combination        referred to collectively  as the Company, are  engaged in the ownership,  management,  development  and  operation  of golf
                   courses  and  the   acquisition,   development  and  sale  of
                   residential   lots.  The  accompanying   combined   financial
                   statements include the following affiliated entities based upon common ownership and control:

                   All significant intercompany transactions and balances have been eliminated in the combination. Subsequent to December 31, 1996, the entities entered into an agreement and plan of reorganization (see Note 9).

                         Name of Entity              Principal Business Activity
                         --------------              ---------------------------

                   U.S. Golf Communities, Inc.       Management Company
                   Golf Communities of America, Ltd. Ownership of U.S. Golf
                           Pinehurst Plantation, Ltd.

                   U.S. Golf Pinehurst               Golf course and development
                   Plantation, Ltd.                   and sale of residential
                                                      lots Pinehurst,
                                                      North Carolina

                   U.S. Golf (Plantation), Inc.      1% general partner of U.S.
                                                      Golf Pinehurst,
                                                      Plantation, Ltd.

                   Wedgefield Limited Partnership    Golf course Orlando,
                                                      Florida

                   U.S. Golf (Wedgefield), Inc.      1% general partner of
                                                      Wedgefield Limited
                                                      Partnership

                   FSD Golf Club, Ltd.               Golf course Orange City,
                                                      Florida

                   U.S. Golf (FSD), Inc.             25% general partner of FSD
                                                      Golf Club, Ltd.

                   Cutter Sound Development, Ltd.    Golf course and development
                             and sale of residential
                              lots Stuart, Florida

                   U.S. Golf (Cutter Sound), Inc.    1% general partner of
                                                      Cutter Sound
                                                      Development, Ltd.

                   Northshore Golf Partners, Ltd.    Golf course
     `                                                Portland, Texas

                   Northshore Development, Ltd.      Development and sale of
                              residential lots near
                                                      Portland, Texas

                          U.S. Golf Communities, Inc.

                   Summary of Significant Accounting Policies


                   Northshore U.S. Golf, Inc.        1% general partner of
                            Northshore Golf Partners,
                               Ltd. and Northshore
                                Development, Ltd.

                   Montverde Properties, Ltd.        Proposed golf course and
                                                      residential lots

                   U.S. Golf (Montverde), Inc.       1% general partner of
                           Montverde Properties, Ltd.

                   Montverde Investment Group, Ltd.  99% owner of Montverde
                                                      Properties, Ltd.

                   U.S. Golf Leasing Co., Inc.       Leasing of management
                           employees to the companies
                                                      above

                   U.S. Golf Services &
                   Development, Inc.                 No business activity


                   Operations The Company owns and operates daily fee (public) golf courses and develops and sells residential lots in Central Florida, Southeast Texas and Pinehurst, North Carolina. In addition, the Company owns partially developed real estate in Florida which has been partially developed as a future golf course and residential housing site. Golf Communities of America, Ltd.; U.S. Golf Pinehurst Plantation, Ltd.; Wedgefield Limited Partnership; FSD Golf Club, Ltd.; Cutter Sound Development, Ltd.; Northshore Golf Partners, Ltd.; Northshore Development, Ltd.; Montverde Properties, Ltd.; and Montverde Investment Group, Ltd. are limited partnerships with defined lives. The partnerships are scheduled to dissolve, unless terminated sooner, at various dates beginning December 31, 2020 through December 31, 2042.

Cash and All highly liquid cash investments with a maturity of three Cash Equivalents months or less from the date of purchase are considered cash equivalents.

Inventories        Inventories  are  stated at the  lower of cost or market  and consist primarily of golf equipment and clothing, golf course maintenance supplies, and food and beverages. Costs are determined by the first-in, first-out (FIFO) method.

                          U.S. Golf Communities, Inc.

                   Summary of Significant Accounting Policies

Land and            Land  acquired  for development  and development  costs  are
Development Costs   lower stated  at the  of  cost, including development costs, or estimated net realizable value. Land and development costs include all significant acquisition, carrying and development costs, including interest and real estate taxes until the point of substantial completion. Costs after such point are expensed as incurred.

                    Land and development costs are allocated to individual lots based on the lot's relative sales value.

                    The Company monitors the valuation of its land and development costs on a continueous basis with a detailed review each year in conjunction with the completion of the following year's business plan.

Revenue             The   Company  recognizes  revenue   on   lot   sales   when
Recognition         substantially all construction  is complete and the sale has been closed. The related cost of the lots is accumulated during construction and is charged to cost of sales at the time revenue is recognized.

                    Revenue from dues, initiation fees, cart rentals, food and beverage sales and clothing is recognized at the time of sale.

Partners'           Equity The financial  statements  do not reflect  assets the
                    partners   may  have   outside   their   interests   in  the
                    partnership, nor any personal obligations, including income taxes, of the individual partners.

Depreciation        Property and equipment are  depreciated  using straight-line
and                 and accelerated methods over the estimate  depreciable lives
Amortization        of the assets.

                    Deferred loan costs are amortized using the straight-line method over the terms of the related notes payable.

Goodwill Goodwill represents the excess of cost over the fair value of net assets acquired and is being amortized on a straight-line method over ten years. The realizability of goodwill is evaluated periodically as events or circumstances indicate a possible inability to recover the carrying amount.

                          U.S. Golf Communities, Inc.

                   Summary of Significant Accounting Policies


Income Taxes        Golf  Communities  of  America,  Ltd.;  U.S.  Golf Pinehurst
                    Plantation,  Ltd.; Wedgefield Limited Partnership;  FSD Golf
                    Club, Ltd.; Cutter Sound Development,  Ltd.; Northshore Golf
                    Partners,     Ltd.;     Northshore    Development,     Ltd.;
                    Montverde Properties, Ltd.; and Montverde  Investment Group,
                    Ltd. are organized as limited partnerships. Accordingly, all tax  effects  of these  entities'  income or loss are passed
                    through  to  the  stockholders   and  partners.   U.S.  Golf
                    Communities,  Inc.; U.S. Golf (Plantation),  Inc.; U.S. Golf
                    (Wedgefield), Inc.; U.S. Golf (FSD), Inc.; U.S. Golf (Cutter
                    Sound),   Inc.;   Northshore  U.S.  Golf,  Inc.;  U.S.  Golf
                    (Montverde),  Inc.;  U.S. Golf Leasing Co.,  Inc.;  and U.S.
                    Golf Services &  Development,  Inc. are taxed as a regular C
                    Corporations.   Accordingly,   deferred   income  taxes  are
                    recognized  for temporary  differences  between the bases of the assets  and  liabilities  for  financial  statement  and
                    income  tax  purposes.   Because  income  taxes  for  the  C
                    Corporations  are  not   significant,  they  have  not  been
                    included in the accompanying combined financial statements.

Fair  Value of      Statement  of  Financial   Accounting  Standards   No.  107,
Financial           "Disclosures  about  Fair  Value  of Financial Instruments,"
Instruments         requires  disclosure  of   fair  value   information   about
                    financial instruments. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 1996.

                    The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and equivalents, trade receivables, accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's notes payable is estimated based upon the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The carrying value approximates the fair value of the notes payable.

                          U.S. Golf Communities, Inc.

                   Summary of Significant Accounting Policies

Use of              The preparation of financial  statements in  conformity with
Estimates           generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent              In  June  1997,  the   Financial Accounting Standards  Board
Accounting          issued Statement of Financial Accounting Standards No.  130,
Pronouncements      "Reporting  Comprehensive  Income." (FAS 130), and  No. 131,
                    "Disclosure  about  Segments  of an  Enterprise  and Related
                    Information"  (FAS 131). FAS 130  establishes  standards for
                    reporting   and   displaying   comprehensive   income,   its
                    components and  accumulated  balances.  FAS 131  establishes
                    standards   for  the  way  that  public   companies   report
                    information about operation segments in annual financial statements in interim financial statement issued to the public. Both FAS 130 and FAS 131 are effective periods beginning after December 15, 1997. The Company has not determined the impact that the adoption of these new accounting standards will have on its future financial statements and disclosures.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

1. Related Party The Company is affiliated with various other companies Transactions through common control and stock ownership which are not included in the accompanying combined financial statements. Material related party transactions between the Company and the affiliated companies consisted of the following:

                    Accounts Receivable Related Parties

                    Amounts due from related parties are comprised of amounts advanced to certain limited partners and to entities related by common management which are not included in the accompanying combined financial statements.

                    The advances are noninterest bearing with no stipulated terms for repayment.

                    Management Fees

                    U.S. Golf Communities, Inc., FSD Golf Club, Ltd.; Northshore Golf Partners, Ltd.; Northshore Development, Ltd.; and Wedgefield Limited Partnership have management agreements with shareholders and a limited partner as follows:

                         U.S. Golf Communities, Inc. has entered into a management agreement with Cutter Sound Development, Ltd. and U.S. Golf Pinehurst Plantation Ltd. Management fees under these agreements are based on the greater of monthly minimums of $16,000 or 6%, 3% and 5% of golf operations, revenues, real estate sales and design and construction costs, respectively. In addition, the agreements provide for the payment of acquisition and development fees, as defined. U.S. Golf Communities, Inc. is obligated to pay 95% of the fees earned as a management fee to its shareholders. Management fees earned for the years ended December 31, 1996 and 1995 were approximately $365,000 and $425,000, respectively.

                         FSD Golf Club, Ltd. is obligated under a 10-year management agreement effect April 25, 1991 with a company owned by one of its limited partners. Annual management fees are the greater of 5% of annual gross revenues, as defined, or $60,000.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

                         After the initial minimum term, the agreement shall continue in effect until canceled by either party upon 90 days written notice.

                         Northshore Golf Partners, Ltd. and Northshore Development, Ltd. are obligate under management agreements effective June 15, 1992 with a company owned by one of their limited partners. Annual management fees under the agreements are $120,000. The agreements will remain in effect as long as the partnerships retain ownership or control of their respective projects.

                         Wedgefield Limited Partnership is obligated under a 10-year management agreement effective May 1, 1995 with a company owned by one of its limited partners. Annual management fees are the greater of 10% of annual gross revenues, as defined, or $120,000. After the initial minimum term, the agreement shall continue in effect until canceled by either party upon 90 days written notice.

                    Management fees for the years ended December 31, 1996 and 1995 were approximately $665,000 and $725,000, respectively, and are included in administrative and general in the accompanying combined financial statements. At December 31, 1996, the amount owed under these agreements was approximately $1,700,000 and is included in accounts payable related parties in the accompanying combined financial statements.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

2. Property and     Property and equipment consist of the following:
   Equipment
                                                    Estimated
                    December 31,                  Useful  Lives         1996
                    ------------                  -------------         ----
                    Land and golf courses                           $3,630,453
                    Improvements of land and
                      golf courses                10 - 20 years      1,754,377
                    Buildings and improvements     5 - 40 years      2,770,937
                    Furniture                      3 - 10 years         76,635
                    Equipment                      5 - 15 years      1,259,918
                    Vehicles                            5 years          7,202
                                                  -------------     ----------
                                                                     9,499,522
                    Less accumulated depreciation                    1,273,832
                                                                    ----------
                    Net property and equipment                      $8,225,690
                                                                    ==========

                    See Note 7 regarding the basis of the assets of Wedgefield Limited Partnership and Northshore Golf Partners, Ltd.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

3. Purchase of Golf Communities of America, Ltd. owned approximately 60% of Minority US Golf Pinehurst Plantation, Ltd. ("Plantation") and Interest
   approximately 60% of another limited partnership, US Golf and Goodwill Pinehurst National, Ltd. ("National"), through March 1996.
                    The remaining 40% of both Plantation and National was owned by an unrelated third party. During March 1996, Golf Communities of America, Ltd. exchanged its 60% ownership of National, paid $2,300,000 and issued a $1,200,000 note payable to acquire the remaining 40% ownership interest in Plantation from the unrelated third party. The balance of the Plantation minority interest at the date of the acquisition was $798,447. Golf Communities of America, Ltd. accounted for its investment in National under the equity method of accounting. The balance of Golf Communities of America's investment in National at the date of acquisition was $1,272,274. The acquisition of the 40% interest was accounted for using the purchase method of accounting. Accordingly, the purchase price was allocated to the net assets acquired based upon their estimated fair market values. The excess of the purchase price over the estimated fair value of net assets acquired amounted to approximately $3,974,000, which has been accounted for as goodwill and is being amortized over its estimated useful life of ten years. The operating results of Plantation are included in the Company's combined results of operations from the April 1994 inception of the partnership. Minority interest is recorded in the statements of operations for the 40% third-party ownership of Plantation through March 1996.

                          U.S. Golf Communities, Inc.

                          Notes to Combined Financial Statements

4. Notes Payable

Notes payable consist of the following:

                                                                                           December 31,
                                                                                               1996
                                                                                               ----
Second  mortgage  note  payable.  This  note  is  non-interest  bearing  through
November  1996 and bears  interest at prime plus 2% (10.3% at December 31, 1996)
interest  thereafter.  Principal  and  interest  are  payable  based on lot sale release prices until maturity in September,  1999. Collateralized by principally
all Cutter Sound Development, Ltd. assets (see Note 10).                                   $ 5,593,591

Mortgage  note payable with  principal  and interest  payable  based on lot sale release  prices until  maturity in March 1999.  Interest of 13%, 17% and 21% per annum from March 22, 1996 to March 22,  1997;  March 23, 1997 to March 22, 1998;
and March 23,  1998 to  maturity  at March 22,  1999,  respectively,  is payable monthly.  Additional  interest of 8% and 4% for March 31, 1996 to March 31, 1997 and March 23,  1997 to March 22,  1998,  respectively,  is payable at  maturity.
Collateralized by certain land of US Golf Pinehurst Plantation, Ltd. ($1,313,373
converted to equity subsequent to year end).                                                 4,300,000

Prime plus 1%(9.3% at December  31, 1996) mortgage  note  payable to a bank with principal and interest  payable based on lot sale release  prices until maturity in March 1997.  Collateralized  by certain land and the golf course of U.S. Golf
Pinehurst Plantation, Ltd.                                                                   4,165,593

Unsecured  notes payable  bearing  interest  ranging  from 10% to 12.5%  payable
annually and principal due in February 1997.                                                 1,695,000

Various  unsecured notes payable bearing interest ranging from 10% to 12.5% with principal and  accrued  interest payable  on demand  after  December  31,  1998.
($637,821 converted to equity subsequent to year end).                                       1,328,364

Prime  plus  1% (9.3% at December 31, 1996) note  payable  with   principal  and
accrued interest due March 1997.                                                             1,200,000

9% mortgage  note payable to a bank with  principal  and interest due in monthly installments  of $9,447  through  maturity in October  2001.  Collateralized  by
principally all the assets of Wedgefield Limited Partnership.                                1,047,109

Various  unsecured  notes  payable  with  interest  ranging  from 8% to 18%, due
currently.                                                                                   1,025,718

7.12% unsecured note payable to an international bank with principal and accrued interest due February 1997.  Personally  guaranteed by the Company  President and
other related parties.                                                                       1,000,000

Prime (8.3% at December 31, 1996) note payable with interest payable monthly and principal  due  at  maturity  in  February  1997.  Collaterlized  by  assets  of
Wedgefield Limited Partnership.                                                              1,000,000

10% mortgage note payable with principal and accrued interest due in April 1998.
Collateralized by land  of  Montverde  Properties,  Ltd.  (converted  to  equity
subsequent to year end).                                                                     1,000,000

10%  mortgage  note  payable  with  accrued  interest  and  principal  past due.
Collateralized by land of Montverde  Properties,  Ltd. This note is currently in
litigation (see Note 6).                                                                       916,824

10%  note  payable  with  principal  and  accrued  interest  due  in  May  1997.
Collateralized by 20 saleable memberships in the U.S. Golf Pinehurst Plantation,
Ltd. golf course. (converted to equity subsequent to year end)                                 300,000

Other notes payable                                                                             60,110
                                                                                            ----------

                                                                                            24,632,309
                                                                                            ==========

Certain of the above notes and mortgage notes payable were past due as of December 31, 1996. The Company is currently in the process of negotiating and extension or modification of the terms of the debt.

                          U.S. Golf Communities, Inc.

                          Notes to Combined Financial Statements


                    The aggregate amount of notes payable maturing in future years is as follows as of December 31, 1996:

                    Year ending December 31,

                    1997                                       $11,043,204
                    1998                                         6,955,423
                    1999                                         5,652,244
                    2000                                            26,120
                    2001                                            26,120
                    Thereafter                                     929,198
                                                               -----------

                    Total                                      $24,632,309
                                                               ===========


                    Interest capitalized as land and development costs as construction period interest was $127,706 and $182,292 for the years ended December 31, 1996 and 1995, respectively.

                          U.S. Golf Communities, Inc.

                          Notes to Combined Financial Statements


5. Notes Payable Notes payable to related parties consist of the following:
   to Related                                                                                              December 31,
   Parties                                                                                                    1996
                                                                                                              ----
                             Various unsecured note payable to limited partners and other related parties bearing interest ranging  from 7.13% to 12% with principal and accrued interest due on demand after December 31, 1998. ($2,066,918
                               converted to equity subsequent to year end).                               $ 5,247,402

                             Unsecured notes payable to a limited partner and another related party bearing interest ranging from 7.13% to 8.25% with principal and accrued interest due December 31, 1998. ($2,425,718 converted to equity
                               subsequent to year end).                                                     4,075,411

                             7.5 % mortgage note payable to a related party with principal and interest payable based on lot sale release prices until maturity in November 1998. Collateralized by principally all Cutter
                               Sound  Development, Ltd. assets. The Company has guaranteed an interest rate equal to a rate based on the euro  dollar market rate plus 1.5% through April 1997 and plus 5% thereafter until
                               maturity. ($1,083,143 converted to equity subsequent to year end).           3,355,572

                             8.68% mortgage note payable to a partner with principal
                               and accrued interest due December 31, 1998. Collateralized by principally all assets of FSD Golf Club, Ltd. ($900,000 converted
                               to equity subsequent to year end).                                           1,872,660

                             Various unsecured notes payable to a limited partner and  other related  parties bearing interest ranging from  1.3% to 9% with principal and accrued interest due on demand. ($649,882 converted
                               to equity subsequent to year end).                                           1,249,882

                             8% unsecured note payable to a related party with principal
                               and accrued interest due March 1997.                                           600,000

                             8.25% mortgage note  payable to a related party  with principal and accrued interest due anytime after December 31, 1998.
                               Collateralized by land of Northshore Development, Ltd.                         569,202

                             10% mortgage note payable to a trust owned by certain limited partners with principal and accrued interest past due.
                               Collateralized by land owned by Montverde Properties, Ltd.                     523,503

                             Other related party  notes payable.                                               70,000
                                                                                                          -----------

                                                                                                          $17,563,632
                                                                                                          ===========

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

                    The aggregate amount of related party notes payable maturing in future years is as follows as of December 31, 1996:

                    Year ending December 31,

                    1997                                         $ 2,443,384
                    1998                                           8,000,185
                    1999                                           7,120,063
                    ----                                         -----------
                    Total                                        $17,563,632
                                                                 ===========

                    Interest expense on notes payable to related parties was $1,085,246 and $1,642,651 for the years ended December 31, 1996 and 1995, respectively.

                    Subsequent to December 31, 1996, certain of the above notes payable to related parties were converted to partner capital and additional paid-in capital of the Company. (see Note 9).

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

6. Commitments      Leases
   and
   Contingencies    The  Company   conducts   certain   operations  from  leased
                    facilities  including office space in Orlando,  Florida. The
                    Company also leases certain office, maintenance and golf course equipment. These leases are classified as operating leases and expire on various dates from 1997 through 2000.
                    Certain leases provide for renewal options and payment of occupancy costs and taxes.

                    As of December 31, 1996, future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

                    1997                                 $355,640
                    1998                                  240,368
                    1999                                  187,939
                    2000                                   96,473
                    2001                                        -
                    Thereafter                                  -
                    ----                                 --------
                    Total minimum lease payments         $880,420
                                                         ========

                    Rental expense under all operating leases was approximately $503,616 and $228,222 for the years ended December 31, 1996 and 1995, respectively.

                    Litigation

                    As discussed in Note 9, the Company completed a reverse acquisition with Golf Ventures, Inc. On December 8, 1997, the U.S. Securities and Exchange Commission filed a complaint against Golf Ventures, Inc. and certain of its former officers and directors, as well as other defendants. The SEC has alleged, with respect to the Company and its former officers and directors, violations of certain sections of the Securities and Exchange Act of 1934 and various rules in connection with reporting and disclosure requirements. At this time, management is unable to predict the outcome of the complaint. However, the Company believes that since such acts occurred under prior management, the ultimate impact on the Company will not have a significant impact on future operations.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

                    U.S. Golf Pinehurst Plantation, Ltd. is a defendant in a lawsuit alleging trademark infringement arising out of the use of the term "Pinehurst Plantation" in connection with its golf course operations and residential lot development. The claim for monetary damages is over $1,000,000. While any litigation or investigation has an element of uncertainty, in the opinion of management and legal counsel, there is no reasonable probability at present of any substantial liabilities arising out of this matter.

                    The Company is involved in various other lawsuits and litigations matters on an ongoing basis as a result of its day-to-day operations. However, the Company does not believe that any of these other or any threatened lawsuits and litigation matters will have a material adverse effect on the Company's financial position or results of operations.

                    Loan Costs

                    In connection with the issuance of certain notes payable described in Notes 4 and 5, the Company has agreed to pay loan cost in the form of cash and transfer title to specified lots of the Company's residential developments. The following is a summary of the loan cost obligations outstanding as of December 31, 1996:

                    Description
                    ============================================================
                    Cash commitments                                 $1,090,000
                    Residential development lots                        320,658
                    ------------------------------------------------------------
                                                                     $1,410,658
                    ============================================================

                    The Company has valued the residential development lot commitment based on the recorded cost of the specified lots on the Company's balance sheet at the date of the commitment.

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

7. Disposition and  In  April  1994,  the  Wedgefield  Limited Partnership  sold
   Reconveyance substantially all of its assets, and Northshore Golf of Assets of Partners, Ltd. sold its golf course operation to a
   Wedgefield       third-party  corporation  (the  "buyer").  The  assets  sold
   Limited          consisted almost  entirely of real  estate. As  part  of the
   Partnership and  same  transaction,  an affiliated  entity  which  owned  and
   Northshore Golf operated a golf course in Florida sold substantially all Partners, Ltd. of its assets to the buyer. The consideration received by the Company and the  affiliated  entity  included a $400,000 promissory  note and a $5,500,000  subordinated  convertible note. The entire $400,000  promissory note and $3,200,000 of the  subordinated  convertible  note  were  included  in the consideration  received by the Company for the assets of the
                    Partnerships.  Additional  consideration  received  for  the assets of the  Partnerships  included  cash and other  items totaling  approximately  $1,393,000  and the  assumption  of first mortgages  securing the assets totaling  approximately
                    $4,407,000.  As a condition of the sale, certain partners of
                    Northshore  Golf Partners.  Ltd.  guaranteed  payment of the
                    $2,428,360   first   mortgage   secured  by  the  assets  of
                    Northshore Golf Partners, Ltd. and assumed by the buyer in connection with the transactions. During 1994 and 1995, the buyer paid the $400,000 promissory note in full and in 1995 defaulted on the $3,200,000 subordinated convertible note.
                    In May 1995, in exchange for a dismissal of the foreclosure suits, the buyer reconveyed the assets to the Partnerships and the affiliated entity. In addition, the Partnerships assumed the first mortgages assumed by the buyer in the original transaction as well as accrued interest related to the mortgages.

                    Because the buyer's initial investment was small, the sale of the assets by the Company was accounted for on the installment basis. The sale involved a total potential gain of approximately $4,870,000, of which approximately $138,000 and $848,000 were recognized during 1995 and 1994, respectively, Upon reacquiring the assets in May 1995, the Company recorded its investment in the assets at the amount of its net receivable (no interest was accrued), plus the debt assumed, determined as follows:

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

                    Note receivable                              $ 3,200,000
                    Deferred gross profit                         (3,884,000)
                                                                 -----------

                    Net receivable (deferred gross profit in
                     excess of installment note receivable          (684,000)

                    Plus: debt and accrued interest assumed        3,953,000
                                                                 -----------


                    Total carrying value at reacquisition        $ 3,269,000
                                                                 ===========


                    The  fair  market  value  of  the  property  and   equipment
                    reacquired exceeded the carrying values assigned to it on the date of reacquisition.



8. Supplemental     Year ended December 31,                                1996              1995
   Cash Flow        -------------------------------                        ----              ----
   Information
                    Cash paid for income taxes                       $        -        $        -
                    Refinancing of note payable with
                     related parry note payable                       3,355,572                 -
                    Purchase of minority interest through
                     issuance of related party notes payable
                     (see Note 3)                                     2,300,000                 -
                    Purchase of minority interest through
                     conveyance of equity method investment
                     (see Note 3)                                     2,472,274                 -
                    Conversion of related party notes payable
                     into partners' capital (see Note 5)                500,000                 -
                    Deferred loan costs accrued                         920,658                 -
                    Net increase in assets (see Note 7) and
                     liabilities as a result of reconveyance                  -         3,268,636
                                                                     ==========        ==========

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements

9. Subsequent In September 1997, certain debt holders converted notes of Events $10,376,855 and accrued interest of $2,089,493 into partner capital and additional paid-in capital of U.S. Golf Communities, Inc. and related companies at conversion prices equal to $1 of capital for each $1 of debt and interest converted.

                   Subsequent   to  September   30,   1997,   the  partners  and
                   stockholders of U.S. Golf Communities, Inc. and related companies exchanged their partnership interests and common stock ownership interests for shares of common stock in a newly formed Delaware corporation, U.S. Golf Communities, Inc. Since these entities were under common ownership and control, this transaction will be accounted for in a manner similar to a pooling of interests.

                   U.S. Golf Communities, Inc. (Delaware) has previously entered into an Agreement and Plan of Reorganization with Golf Ventures, Inc. whereby Golf Ventures, Inc. would acquire U.S. Golf Communities, Inc. through an exchange of Series D Convertible Stock for all outstanding common stock of U.S. Golf Communities, Inc. This transaction was closed on November 26, 1997. Based on the controlling interest in Golf Ventures, Inc. obtained by U.S. Golf Communities, Inc. as a result of this transaction, the transaction will be accounted for as an acquisition of Golf Ventures, Inc. by U.S. Golf Communities, Inc. (a reverse acquisition in which U.S. Golf Communities, Inc. is considered the acquirer for accounting purposes).

                          U.S. Golf Communities, Inc.

                     Notes to Combined Financial Statements


10. Cutter Sound In 1994, Cutter Sound Development, Ltd. ("Cutter") entered Development, into an option to purchase (the "Agreement") a golf course Ltd. Option and residential lots for $15,500,000. The term of this Agreement option is five years unless sooner terminated as defined in the Agreement. Under the Agreement, Cutter paid $3,000,000 in cash and agreed to extinguish an existing $5,500,000 first mortgage obligation of the seller. The balance of the purchase price of $7,000,000 shall be payable to the seller upon satisfaction of the first mortgage. When Cutter closes on the sale of a lot, the net cash, as defined, shall first be applied to the payment of the first mortgage until fully paid. Upon satisfaction of the first mortgage, the net cash will be applied to the $7,000,000 balance owned the seller until satisfied. During November 1996, the outstanding balance of approximately $3,356,000 on the first mortgage note was refinanced by the seller.

                    The option agreement was accounted for as a purchase of the golf course and residential lots and assumption of the related liabilities. Accordingly, the total purchase price, including the cash payment, was allocated to the net assets acquired based upon their estimated fair market values. The $7,000,000 note payable to the seller was non-interest bearing until November 1996, at which time the note began accuring interest at prime plus 2%. Interest was imputed on the note during the period of November 1994 to November 1996 at a rate of 10.5%, resulting in a net present value of $5,593,591 at the date of the transaction.